UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

INTERCEPT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Hudson Yards, Floor 37 New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 annual meeting of stockholders of Intercept Pharmaceuticals, Inc. (the “Company”) held on June 27, 2017, the Company’s stockholders (1) elected all nine nominees to serve on the Company’s board of directors, (2) approved, on a non-binding advisory basis, the compensation of our named executive officers, and (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Shares of the Company’s voting stock were voted on these proposals as follows:

Proposal 1. Election of Directors: Nine nominees were elected to serve on the Company’s board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Name	For	Withheld	Broker Non-Votes
Srinivas Akkaraju	19,672,615	17,439	1,714,966
Luca Benatti	19,673,119	16,935	1,714,966
Daniel Bradbury	19,535,777	154,277	1,714,966
Paolo Fundaro	19,639,210	50,844	1,714,966
Keith Gottesdiener	19,677,222	12,832	1,714,966
Mark Pruzanski	19,685,142	4,912	1,714,966
Gino Santini	19,533,040	157,014	1,714,966
Glenn Sblendorio	19,670,833	19,221	1,714,966
Daniel Welch	19,232,475	457,579	1,714,966

Proposal 2. Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 19,553,184 votes for; 122,985 votes against; 13,885 votes abstaining; and 1,714,966 broker non-votes.

Proposal 3. Ratification of Independent Registered Public Accounting Firm: The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results with respect to this Proposal were as follows: 21,297,874 votes for; 80,207 votes against; and 26,939 votes abstaining.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

Dated: June 29, 2017	/s/ Mark Pruzanski
Mark Pruzanski, M.D. President and Chief Executive Officer